UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 20, 2004

XSTREAM BEVERAGE NETWORK, INC.

(Exact name of registrant as specified in its charter)

Nevada	33-30158-A	62-1386351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 N.W. 15th Avenue, Bay A, Fort Lauderdale, Florida 33309

(Address of Principal Executive Office) (Zip Code)

(954) 598-7997

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b) )

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c) )

Item 4.01

Changes In Registrant’s Certifying Accountant

(a)

(i)

Salberg & Company (“Salberg”), by letter dated December 22, 2004, was dismissed as the independent registered public accounting firm for XStream Beverage Network, Inc. (the “Company”). Salberg had been the independent registered public accounting firm for and audited the financial statements of the Company as of December 31, 2003 and for the two years then ended.

(ii)

The reports of Salberg on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, but did include an explanatory paragraph relating to the Company’s ability to continue as a “going concern.”

(iii)

The decision to change accountants was approved unanimously by the Board of Directors.

(iv)

In connection with the audit for the two most recent fiscal years and in connection with Salberg’s review of the subsequent interim periods preceding dismissal on December 20, 2004, there have been no disagreements between the Company and Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Salberg, would have caused Salberg to make reference thereto in their report on the Company’s financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, the Company had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

(b)

Sherb & Co. LLP (“Sherb”), by letter dated December 22, 2004, was engaged as the independent registered public accounting firm for the Company.

(i)

The Company has not consulted with Sherb regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues.

(ii)

There have been no disagreements between the Company and the former certifying accountant, Salberg, for which Sherb was consulted.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits.

Exhibit No.	Description

16.1	Letter from Salberg & Company to the Securities and Exchange Commission dated December 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XSTREAM BEVERAGE NETWORK, INC.

Date: December 23, 2004	By:	/s/ THEODORE FARNSWORTH
Theodore Farnsworth, Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Salberg & Company to the Securities and Exchange Commission dated December 23, 2004.